Exhibit 99.1

AmeriCredit Automobile Receivables Trust 2014-2

Final Pool as of the Cutoff Date

6/4/2014

Composition of the Auto Loan Contracts

as of the Cutoff Date

	New	Used	Total
Aggregate Principal Balance (1)	$706,572,833.34	$771,004,815.25	$1,477,577,648.59
Number of Automobile Loan Contracts	27,940	44,375	72,315
Percent of Aggregate Principal Balance	47.82%	52.18%	100.00%
Average Principal Balance	$25,288.93	$17,374.76	$20,432.52
Range of Principal Balances	($355.67 to $83,696.61)	($256.34 to $75,030.85)	($256.34 to $83,696.61)
Weighted Average APR (1)	10.95%	14.39%	12.75%
Range of APRs	(1.09% to 24.99%)	(1.90% to 29.99%)	(1.09% to 29.99%)
Weighted Average Remaining Term	69	66	67
Range of Remaining Terms	(3 to 72 months)	(3 to 72 months)	(3 to 72 months)
Weighted Average Original Term	72	69	70
Range of Original Terms	(36 to 72 months)	(24 to 72 months)	(24 to 72 months)

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the automobile loan contracts may not be equivalent to the automobile loan contracts’ aggregate yield on the Aggregate Principal Balance.

Score Distribution of the Automobile Loan Contracts

as of the Cutoff Date

	AmeriCredit Score (1)	% of Aggregate Principal Balance (2)	Credit Bureau Score (3)	% of Aggregate Principal Balance (2)
	Less than 215	11.18%
	215-224	13.42%	Less than 540	29.30%
	225-244	35.13%	540-599	48.34%
	245-259	22.33%	600-659	19.98%
	260 and greater	17.94%	660 and greater	2.38%

Weighted Average Score	241		566

(1)	Proprietary credit score developed and utilized by AmeriCredit to support the credit approval and pricing process. The scale of the proprietary score is not comparable to a credit bureau score. An AmeriCredit score may not be available for a small portion of accounts originated under discontinued origination platforms and those accounts will not be included in the AmeriCredit score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on the AmeriCredit score may be less than the total pool.
(2)	Percentages may not add to 100% because of rounding.
(3)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experian credit reports depending on the location of the obligor. Credit Bureau Scores are unavailable for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total pool.

AmeriCredit Automobile Receivables Trust 2014-2

Final Pool as of the Cutoff Date

6/4/2014

Distribution of the Automobile Loan Contracts by APR

as of the Cutoff Date

Distribution by APR	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
1.000% to 1.999%	$7,623,517.88	0.52%	192	0.27%
2.000% to 2.999%	26,429,200.41	1.79%	733	1.01%
3.000% to 3.999%	6,972,440.91	0.47%	239	0.33%
4.000% to 4.999%	27,090,654.23	1.83%	871	1.20%
5.000% to 5.999%	60,363,368.17	4.09%	2,040	2.82%
6.000% to 6.999%	29,741,662.03	2.01%	1,175	1.62%
7.000% to 7.999%	50,115,269.15	3.39%	1,883	2.60%
8.000% to 8.999%	58,897,485.97	3.99%	2,506	3.47%
9.000% to 9.999%	124,296,192.00	8.41%	5,191	7.18%
10.000% to 10.999%	121,192,811.20	8.20%	5,305	7.34%
11.000% to 11.999%	162,648,214.37	11.01%	7,071	9.78%
12.000% to 12.999%	138,985,104.77	9.41%	6,291	8.70%
13.000% to 13.999%	110,656,292.69	7.49%	5,244	7.25%
14.000% to 14.999%	118,911,931.62	8.05%	5,850	8.09%
15.000% to 15.999%	96,505,947.19	6.53%	5,222	7.22%
16.000% to 16.999%	97,064,382.45	6.57%	5,591	7.73%
17.000% to 17.999%	78,731,422.17	5.33%	4,880	6.75%
18.000% to 18.999%	73,017,334.57	4.94%	4,980	6.89%
19.000% to 19.999%	34,283,277.45	2.32%	2,450	3.39%
20.000% to 20.999%	22,396,067.50	1.52%	1,753	2.42%
21.000% to 21.999%	15,467,329.63	1.05%	1,313	1.82%
22.000% to 22.999%	7,367,280.82	0.50%	664	0.92%
23.000% to 23.999%	5,475,880.16	0.37%	509	0.70%
24.000% to 24.999%	2,716,437.51	0.18%	295	0.41%
25.000% to 25.999%	416,332.30	0.03%	46	0.06%
26.000% to 26.999%	123,440.70	0.01%	12	0.02%
27.000% to 27.999%	20,425.00	0.00%	3	0.00%
28.000% to 28.999%	30,509.30	0.00%	2	0.00%
29.000% to 29.999%	37,436.44	0.00%	4	0.01%

TOTAL	$1,477,577,648.59	100.00%	72,315	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APRs represent APRs on principal balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2014-2

Final Pool as of the Cutoff Date

6/4/2014

Distribution of the Automobile Loan Contracts by Geographic Location

of Obligor as of the Cutoff Date

Geographic Location	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
Alabama	$23,119,778.26	1.56%	1,096	1.52%
Alaska	2,509,258.71	0.17%	118	0.16%
Arizona	38,146,386.33	2.58%	1,809	2.50%
Arkansas	16,485,112.56	1.12%	768	1.06%
California	115,268,353.65	7.80%	5,741	7.94%
Colorado	26,617,546.37	1.80%	1,326	1.83%
Connecticut	8,335,664.08	0.56%	450	0.62%
Delaware	5,332,233.82	0.36%	286	0.40%
District of Columbia	3,368,286.09	0.23%	151	0.21%
Florida	109,673,873.94	7.42%	5,628	7.78%
Georgia	56,954,932.49	3.85%	2,591	3.58%
Hawaii	4,386,631.80	0.30%	204	0.28%
Idaho	3,038,752.55	0.21%	148	0.20%
Illinois	62,850,067.05	4.25%	3,126	4.32%
Indiana	31,861,148.67	2.16%	1,667	2.31%
Iowa	8,232,934.95	0.56%	423	0.58%
Kansas	6,055,260.80	0.41%	286	0.40%
Kentucky	19,665,739.66	1.33%	1,043	1.44%
Louisiana	43,221,028.59	2.93%	1,806	2.50%
Maine	4,672,762.40	0.32%	247	0.34%
Maryland	38,942,229.43	2.64%	1,832	2.53%
Massachusetts	21,531,409.58	1.46%	1,192	1.65%
Michigan	35,456,189.99	2.40%	2,039	2.82%
Minnesota	13,430,510.16	0.91%	758	1.05%
Mississippi	23,346,200.32	1.58%	1,050	1.45%
Missouri	27,384,591.40	1.85%	1,470	2.03%
Montana	4,447,923.50	0.30%	184	0.25%
Nebraska	4,035,978.35	0.27%	219	0.30%
Nevada	13,113,828.18	0.89%	618	0.85%
New Hampshire	5,698,824.86	0.39%	314	0.43%
New Jersey	25,402,980.04	1.72%	1,401	1.94%
New Mexico	23,713,619.06	1.60%	993	1.37%
New York	41,368,205.70	2.80%	2,186	3.02%
North Carolina	48,952,891.55	3.31%	2,356	3.26%
North Dakota	2,943,875.53	0.20%	123	0.17%
Ohio	57,561,795.25	3.90%	3,257	4.50%
Oklahoma	21,131,488.36	1.43%	974	1.35%
Oregon	10,900,350.58	0.74%	595	0.82%
Pennsylvania	58,546,782.43	3.96%	3,197	4.42%
Rhode Island	2,824,779.71	0.19%	170	0.24%
South Carolina	21,982,505.67	1.49%	1,059	1.46%
South Dakota	1,540,960.39	0.10%	88	0.12%
Tennessee	28,054,342.40	1.90%	1,360	1.88%
Texas	257,959,241.38	17.46%	11,183	15.46%
Utah	8,342,987.02	0.56%	355	0.49%
Vermont	1,608,552.67	0.11%	81	0.11%
Virginia	29,129,992.75	1.97%	1,419	1.96%
Washington	20,324,010.35	1.38%	1,020	1.41%
West Virginia	13,964,593.34	0.95%	642	0.89%
Wisconsin	19,380,197.88	1.31%	1,072	1.48%
Wyoming	4,690,655.63	0.32%	184	0.25%
Other (3)	69,402.36	0.00%	10	0.01%

TOTAL	$1,477,577,648.59	100.00%	72,315	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States and Territories with Aggregate Principal Balances less than $1,000,000 each.

AmeriCredit Automobile Receivables Trust 2014-2

Final Pool as of the Cutoff Date

6/4/2014

Distribution of the Automobile Loan Contracts by Wholesale LTV

as of the Cutoff Date

	Wholesale LTV (1) Range	% of Aggregate Principal Balance (2)(3)
	Less than 100%	26.49%
	100-109	23.47%
	110-119	24.18%
	120-129	17.40%
	130-139	7.44%
	140-149	0.97%
	150 and greater	0.05%

Weighted Average Wholesale LTV	109%

(1)	Wholesale LTV is calculated using the total amount financed, which may include taxes, title fees and ancillary products over the wholesale auction value of the financed vehicle at the time the vehicle is financed. The vehicle value at origination is determined by using NADA or “Kelley Blue Book Trade-in” prices for used vehicles or dealer invoice/dealer wholesale price for new vehicles.
(2)	Wholesale LTV was not available or could not be calculated on certain accounts and these accounts are not included in the table above. Since these accounts are not included in the Wholesale LTV table, the Aggregate Principal Balance may be less than the total pool.
(3)	Percentages may not add up to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2014-2

Final Pool as of the Cutoff Date

6/4/2014

Distribution of the Automobile Loan Contracts by Vehicle Make

as of the Cutoff Date

Vehicle Make	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
BMW	$15,601,754.58	1.06%	702	0.97%
Buick (3)	32,909,806.90	2.23%	1,359	1.88%
Cadillac (3)	22,704,466.44	1.54%	996	1.38%
Chevrolet (3)	482,121,225.94	32.63%	20,673	28.59%
Chrysler	34,544,206.40	2.34%	2,193	3.03%
Dodge	130,069,964.39	8.80%	6,403	8.85%
Ford	136,428,859.01	9.23%	6,949	9.61%
GMC (3)	77,004,394.92	5.21%	2,670	3.69%
Honda	46,195,844.99	3.13%	2,642	3.65%
Hyundai	57,226,729.76	3.87%	3,303	4.57%
Jeep	45,539,258.80	3.08%	2,272	3.14%
Kia	73,511,029.58	4.98%	4,207	5.82%
Mazda	17,230,640.61	1.17%	1,105	1.53%
Mercedes	20,152,582.29	1.36%	818	1.13%
Mitsubishi	16,881,457.36	1.14%	965	1.33%
Nissan	104,344,625.49	7.06%	5,727	7.92%
Toyota	71,863,392.97	4.86%	3,849	5.32%
Volkswagen	20,056,686.49	1.36%	1,190	1.65%
Other (4)	73,190,721.67	4.95%	4,292	5.94%

Total	$1,477,577,648.59	100.00%	72,315	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	The total Aggregate Principal Balance of all new GM vehicles is $397,968,932.94, or approximately 27% of the total pool.
(4)	Aggregate Principal Balance of less than 1% of Total Aggregate Principal Balance per vehicle make.

Distribution of the Automobile Loan Contracts by Vehicle Segment

as of the Cutoff Date

Vehicle Segment (1)	Aggregate Principal Balance (2)	% of Aggregate Principal Balance (3)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (3)
Full-Size Car	$5,965,724.38	0.40%	304	0.42%
Full-Size Van/Truck	229,433,376.55	15.53%	8,053	11.14%
Full-Size SUV	77,301,540.64	5.23%	2,921	4.04%
Mid-Size Car	386,914,371.13	26.19%	20,319	28.10%
Mid-Size SUV	336,420,165.82	22.77%	16,149	22.33%
Economy/Compact Car	262,738,387.83	17.78%	15,849	21.92%
Compact Van/Truck	48,657,939.60	3.29%	2,812	3.89%
Sports Car	117,613,640.80	7.96%	5,360	7.41%
Segment Unavailable (4)	12,532,501.84	0.85%	548	0.76%

Total	$1,477,577,648.59	100.00%	72,315	100.00%

(1)	Categories reflect consolidated categories based on J.D. Power defined segments.
(2)	Aggregate Principal Balances include some portion of accrued interest.
(3)	Percentages may not add up to 100% because of rounding.
(4)	Vehicle segmentation was not available for certain accounts at the time the pool was selected.

AmeriCredit Automobile Receivables Trust 2014-2

Final Pool as of the Cutoff Date

6/4/2014

Historical Delinquency Experience of the Automobile Loan Contracts

as of the Cutoff Date

Number of Times Ever 31 to 60 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,427,556,851.04	96.61%	66,461	91.90%
1	12,684,575.83	0.86%	1,089	1.51%
2+	37,336,221.72	2.53%	4,765	6.59%

Total	$1,477,577,648.59	100.00%	72,315	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever 61 to 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,457,241,045.45	98.62%	69,891	96.65%
1	6,026,241.21	0.41%	738	1.02%
2+	14,310,361.93	0.97%	1,686	2.33%

Total	$1,477,577,648.59	100.00%	72,315	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever Greater Than 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,473,856,818.72	99.75%	71,834	99.33%
1	2,560,946.75	0.17%	327	0.45%
2+	1,159,883.12	0.08%	154	0.21%

Total	$1,477,577,648.59	100.00%	72,315	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.